EXECUTION COPY






                         SECURITY AGREEMENT

                                among

                      MF RECEIVABLES CORP. III

                            (as Borrower)

                        MONACO FINANCE, INC.

                            (as Servicer)

                                 and

                      THE CHASE MANHATTAN BANK

                        (as Collateral Agent)

                      Dated as of July 29, 1999



                      MF RECEIVABLES CORP. III



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Doc #8K999.DOC
                                       iii

                          TABLE OF CONTENTS


SECTION 1. DEFINED TERMS..........................................1

SECTION 2. SECURITY INTERESTS.....................................4

SECTION 3. CERTAIN RIGHTS OF SECURED PARTIES WITH RESPECT TO COLLATERAL
           5

SECTION 4. REMEDIES UPON THE OCCURRENCE OF AN EVENT OF
           DEFAULT................................................6

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS..............8

SECTION 6. COLLATERAL ACCOUNT.....................................9

SECTION 7. DISPOSITIONS OF AUTO LOANS............................14

SECTION 8. THE COLLATERAL AGENT..................................14

SECTION 9. AMENDMENTS AND WAIVERS................................20

SECTION 10.NOTICES...............................................21

SECTION 11.LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT OF
           COLLATERAL............................................22

SECTION 12.SEVERABILITY..........................................22

SECTION 13.NO WAIVER; CUMULATIVE REMEDIES........................23

SECTION 14 PAYMENT OF EXPENSES AND TAXES.........................23

SECTION 15 SUCCESSORS AND ASSIGNS; GOVERNING LAW.................25

SECTION 16 ENFORCEMENT RIGHTS OF LENDERS.........................25

SECTION 17 BANKRUPTCY PETITION AGAINST THE BORROWER..............25

SECTION 18 MISAPPLICATION OF FUNDS...............................25

SECTION 19 COUNTERPART SIGNATURES................................26

SECTION 20 THIRD PARTY BENEFICIARY...............................26

SECTION 21 STATUS OF COLLATERAL AGENT............................26

SECTION 22 ACTS OF LENDERS.......................................26



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                              EXHIBITS

EXHIBIT A  FORM OF COLLATERAL ASSIGNMENT
EXHIBIT B  FORM OF TRUST RECEIPT
EXHIBIT C  FORM OF COLLATERAL AGENT REPORT


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Doc #8K999.DOC

               AMENDED AND RESTATED SECURITY AGREEMENT

           AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 29, 1999, made by and among MF RECEIVABLES CORP. III, a Delaware corporation, as borrower (the "Borrower"), MONACO FINANCE, INC., a Colorado corporation ("Monaco"), as servicer (the "Servicer") and The Chase Manhattan Bank as collateral agent (in such capacity, the "Collateral Agent").

                         W I T N E S S E T H

           WHEREAS, the parties hereto entered into a Security Agreement, dated as of December 4, 1997 (as previously amended, the "Existing Security Agreement") in connection with a Credit Agreement, of even date therewith, among the Borrower, Monaco and Daiwa Finance Corporation (the "Initial Lender"), as lender (the "Existing Credit Agreement"); and

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, Monaco and the Initial Lender are entering into the Amended and Restated Credit Agreement, of even date herewith (the "Credit Agreement"), which amends, restates and supersedes the Existing Credit Agreement in its entirety; and

           WHEREAS, the parties hereto intend that the security interests granted under the Existing Security Agreement remain in full force and effect and are executing and delivering this Agreement to ensure continuity of such security interests and to make certain conforming changes;

           NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the parties hereto agree that from and after the effective date of the Credit Agreement, the Existing Security Agreement shall be deemed to be amended and restated in its entirety as follows and the Borrower hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS.

           The terms"goods", "accounts", "contract rights", chattel paper", "general intangibles", "checks", "instruments", "securities" and "documents" have the respective meanings ascribed in the UCC.

           Capitalized terms used herein shall, unless otherwise defined herein, have the respective meanings ascribed in the Credit Agreement; and the following terms shall have the following meanings:

           "Accounts"  means the  Lockbox  Account  and the  Collateral
Account.

           "Amount Financed" means, with respect to any Sold Auto Loan, the meaning ascribed thereto in the applicable disclosure documents given to the obligor in satisfaction of the requirements of the Federal Truth-in-Lending Act.


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                                  24

           "Approval Date" means, with respect to any Auto Loan, the date on which Monaco made its written credit approval with respect to the obligor under such Auto Loan.

           "Approved Contract/Policy Provider" means any provider of credit default or vendor's single interest insurance approved by the Initial Lender.

           "Collateral" has, subject to Section 2(b), the meaning specified in Section 2(a).

           "Collateral Account" has the meaning assigned to such term in Section 6.01 hereof.

           "Collateral Agent Fee and Expenses" means the fees payable in accordance with the fee letter between the Collateral Agent and the Borrower.

           "Lockbox" means the segregated lockbox and account established in the name of the Collateral Agent on behalf of the Lenders for the sole purpose of receiving collections on the Designated Auto Loans, pursuant to the Lockbox Agreement.

           "Lockbox Agreement" means the Lockbox Agreement, dated as of _____ __, 1999, among the Initial Lender, the Servicer and the Collateral Agent.

           "Lockbox Processor" means a Person designated from time to time by the Initial Lender to perform the functions of the Lockbox Processor.

           "MF4 Collateral" means all Collateral (as defined in the MF4 Credit Agreement).

           "Proceeds" has the meaning assigned such term under the UCC of the States of Delaware, Colorado and New York, and of each other jurisdiction whose law governs the grant or perfection of the Collateral Agent's interest in the particular proceeds of the Collateral and shall also include (to the extent not already included): (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Borrower from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or rights to amounts payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) any and all other amounts, products, off spring, rents or profits from time to time paid or payable under or in connection with the Collateral and (d) all additions to or substitutions or replacements for any of the Collateral.

           "Responsible Officer" means, when used with respect to the Collateral Agent, any officer within the corporate trust department (or any successor thereof) including any vice president, assistant vice president, or any officer or assistant officer of the Collateral Agent customarily performing functions similar to those performed by any of the above-designated officers.

           "Secured Parties" means the Lenders from time to time in respect of the Advances.

           "Servicer Fee and Expenses" mean all fees payable to SST under the Supplementary Servicing Agreement.

           "Sold Auto Loans" shall have the meaning assigned thereto in the Loan Acquisition Agreement.

           "Subservicer" has the meaning set forth in Section 8.07.


SECTION 2. SECURITY INTERESTS.

           As security for the prompt, complete and unconditional payment and performance of all obligations of the Borrower in respect of the Advances, the Borrower hereby pledges, assigns, transfers and delivers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties, a continuing first lien on, and first and prior security interest in, all of the Borrower's right, title and interest in, to and under the following (collectively the "Collateral"):

           each Designated Auto Loan, including, without limitation, all rights to payments thereunder, purchased by or otherwise conveyed to or at the direction of the Borrower pursuant to the Loan Acquisition Agreement;

           each Financed Vehicle and all other Property, now or hereafter acquired, securing or evidenced by, each Designated Auto Loan, including, without limitation, the certificate of title relating to each Financed Vehicle, any Insurance Proceeds with respect to any such Financed Vehicle or Designated Auto Loan, the proceeds of any repossession and liquidation of any such Financed Vehicle, rights under judgments with respect to defaulted obligors, rights to deficiency judgments with respect to defaulted obligors and rights under any service contracts with respect to any such Financed Vehicle;

           the Collateral Account and all moneys, checks, instruments, documents, securities, investments, deposits and other credits (whether or not permitted by the Program Documents) credited to the Collateral Account, or otherwise held by the Collateral Agent;

           the Loan Acquisition Agreement, the Credit Agreement, the Lockbox Agreement and the Servicing Agreement;

           the MF4 Collateral; and

           all proceeds of any of the foregoing.

           All rights of the Collateral Agent and the Secured Parties and all liens and security interests granted hereunder, shall be absolute, unconditional and irrevocable unless and until released pursuant to the Program Documents, irrespective of any condition or circumstance whatsoever.

           The grant of the security interest to the Collateral Agent pursuant to this Section 2 shall not: (i) relieve the Borrower from the performance of any term, covenant, condition or agreement on the Borrower's part to be performed or observed under or in connection with the Collateral, (ii) impose any obligation on the Collateral Agent or the Secured Parties to perform or observe any such term, covenant, condition or agreement on the Borrower's part to be so performed or observed, or (iii) impose any liability on the Collateral Agent or the Secured Parties for any act or omission on the part of the Borrower, or any Person acting as agent for or on behalf of the Borrower, relative to or for any breach of any representation or warranty on the part of the Borrower in connection with the Collateral.

SECTION 3. CERTAIN   RIGHTS  OF  SECURED   PARTIES   WITH   RESPECT  TO
      COLLATERAL.

           The Borrower hereby irrevocably authorizes the Collateral Agent to execute and deliver, as the attorney-in-fact of the Borrower, any consent, waiver or amendment which, under the terms of any Program Document, is or may be executed and delivered by the Borrower with respect to the Collateral, subject to the provisions of the Program Documents; provided, however, that the Collateral Agent shall have no duty or obligation to execute and deliver any such consent, waiver or amendment unless directed in writing to take the actions specified therein by the Initial Lender; and provided, further, that the Collateral Agent shall not be required to take any action which the Collateral Agent reasonably believes may be contrary to applicable law or which would expose the Collateral Agent to financial liability if the Collateral Agent has reasonable grounds to believe that repayment of such financial liability is not reasonably assured to it. The Borrower hereby agrees to remit to the Collateral Agent for deposit in accordance with this Agreement any and all Proceeds of any Collateral received by the Borrower (other than any amounts received by the Borrower pursuant to Section 6.04 hereof).

SECTION 4. REMEDIES

           (i) If at any time a Default shall have occurred and be continuing, the Initial Lender may, without demand of performance or other demand, advertisement or notice of any kind (except for any notice required by law and subject to receipt of notice of default as provided in Section 8.04 hereof) to or upon the Borrower or any other Person (all of which demands, advertisements and/or notices are hereby expressly waived) , and in its own name or in the name of the Borrower, forthwith demand, collect, receive, sue for, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, grant an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any location or locations at the option of the Initial Lender, all upon such terms and conditions and at such prices as the Initial Lender may deem advisable, with the right of the Initial Lender or any Secured Party upon any such public sale or sales to purchase the whole or any part of said Collateral so sold, free of any right of redemption in the Borrower, which right is hereby expressly waived and released. At the instruction of the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding, the Initial Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

           If a Default shall have occurred and be continuing, then the Initial Lender may, at any time thereafter, without demand of performance or other demand, succeed to the Borrower's rights and privileges with respect to the Loan Acquisition Agreement, the Credit Agreement, the Lockbox Agreement and the Servicing Agreement; provided that the Initial Lender will not have assumed and will not be obligated to perform any of the duties, obligations, covenants or agreements of the Borrower under any such agreement.

            Notwithstanding anything to the contrary set forth herein or in any Program Document (including any Program Document under the MF4 Credit Agreement), except when a Default has occurred and is continuing:

                (A) The Initial Lender may sell all or any portion of the Collateral at any time (such sale, a "Collateral Disposition") in accordance with the provisions in this Section 4(a)(iii). With respect to any Collateral Disposition which is consummated (1) on or prior to December 31, 2000, the Initial Lender will remit or cause to be remitted to the Borrower an amount equal to the product of (x) the Applicable Disposition Percentage (as defined below) and (y) the Specified Amount (as defined below)and (2) from and after January 1, 2001, the Initial Lender will (x) comply with its obligations as a secured party under the UCC with respect to such Collateral Disposition, (y) not less than five days prior to such Collateral
           Disposition, provide the Borrower with: (I) written notice (a "Disposition Notice") specifying the proposed purchase price for the Collateral being sold and (II) deliver to the Borrower a fairness opinion from a reputable investment bank, accounting firm or valuation firm as to the fairness of the purchase price for the Collateral (the cost of such opinion to be an expense of the Initial Lender payable from the proceeds of such sale). The Borrower (or any Affiliate thereof) shall have five days after receipt of a Disposition Notice to notify the Initial Lender that it wishes to purchase the Collateral at the proposed purchase price by delivering to the Initial Lender its unconditional commitment unconditionally guaranteed by Pacific USA Holdings Corp., a Texas corporation (each in form and substance reasonably acceptable to the Initial Lender) to effectuate such purchase within 45 days following the Borrower's receipt of such Disposition Notice.

                (B) On the date that is the earlier of the date upon which all amounts owed to the Initial Lender under the Program Documents (including the Program Documents under the MF4 Credit Agreement) are paid in full and the date of the Collateral Disposition of all of the remaining Designated Auto Loans, the Initial Lender shall (x) remit or cause to be remitted to the Borrower the Residual Amount (as defined below) and (y) release to the Borrower all remaining Collateral, free and clear of all Liens created by the Secured Parties.

                For purposes of this Section 4(a)(iii), the following terms shall have the following meanings:

                "Applicable Disposition Percentage" means, with respect to a Collateral Disposition, a fraction the numerator of which is the aggregate principal balance of the Designated Auto Loans subject to such Collateral Disposition on the date of such Collateral Disposition and the denominator of which is the aggregate principal balance of all Designated Auto Loans on the date of such Collateral Disposition before giving effect to such Collateral Disposition.

                "Loan Amount" means, on any date, the aggregate amount, without duplication, owed the Initial Lender under the Program Documents (including the Program Documents under the MF4 Credit Agreement) on the Effective Date plus any amounts chargeable to the Borrower or payable from the Collateral from and after the Effective Date to and including such date less any amounts paid hereunder on or prior to such date to or for the account of the Lender other than proceeds of any Collateral Disposition.

                "Residual Amount" means, on any date of determination thereof, an amount equal to the difference, if positive, between (x) the net proceeds of all Collateral Dispositions made on or prior to such date less (y) the sum of (a) the Loan Amount on such date and (b) the aggregate Specified Distributions made on or prior to such date.

                "Specified Amount" means, with respect to any Collateral Disposition occurring (x) on or prior to December 31, 1999, $3,500,000 less the aggregate Specified Distributions made prior to the date of such Collateral Disposition and (y) from and after January 1, 2000 but on or prior to December 31, 2000, $1,000,000 less the aggregate Specified Distributions made prior to the date of such Collateral Disposition.

                "Specified Distribution" means a remittance made to the Borrower under Section 4(a)(iii)(A)(1) hereof.

           Subject to Section 4(a)(iii) above, if any notification of a proposed disposition of the Collateral is required by law, such notification shall be deemed reasonably and properly given if made in any manner provided in Section 10 hereof at least ten Business Days before such disposition.

           In addition to the rights, powers and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Advances, upon the occurrence and during the continuance of a Default, the Collateral Agent shall have all of the rights, powers and remedies now or hereafter permitted in law or equity, including, without limitation, those of a secured party under the UCC of the States of New York, Colorado and any other applicable jurisdiction.

           The Collateral Agent shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale referred to above in this
Section 4 in accordance with the provisions of Section 6.04 hereof; provided, that the Borrower shall not be liable for the amount, if any, by which the amount due under the Advances exceeds the proceeds of any such collection, recovery, receipt, appropriation, realization or sale.

           The Borrower shall provide written payment instructions (including the account number of the bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such party by the wire transfer of immediately available funds) to the Collateral Agent and the Initial Lender. Failure to provide such notice shall not affect the Borrower's right to receive any funds to which it is otherwise entitled in accordance with the Program Documents, but failure to deliver such notice may result in a delay in the receipt of such funds.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS.

           The Borrower represents, warrants and agrees that:

           No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Borrower as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, for the benefit of the Secured Parties recorded or made by the Borrower in favor of the Collateral Agent pursuant to this Security Agreement or the Credit Agreement.

           Except to the extent that Monaco remains the prior lienholder with respect to each Financed Vehicle securing a Designated Auto Loan in accordance with the terms of the Credit Agreement, this Security Agreement is effective to create a valid and continuing Lien on the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, which Lien is prior to all other Liens except Permitted Liens, and is enforceable as such as against creditors of and purchasers from the Borrower. All action necessary or desirable to protect and perfect such security interest has been duly taken.

           The Borrower's chief executive office is at 370 17th Street, Suite 5060E, Denver, Colorado 80202 and there have been no other office locations except to the extent the Borrower has provided written notice thereof in accordance with Section 10.01 of the Credit Agreement. The Borrower will not change its name and will not change its principal place of business or chief executive office unless the Borrower shall have given the Collateral Agent at least 30 days prior written notice thereof and the Borrower shall have taken all action necessary to assure continuous perfection of the security interest held by the Collateral Agent in the Collateral as evidenced by an opinion of counsel addressed to the Collateral Agent and the Lenders to the effect that the lien and security interest created by this Security Agreement with respect to such Collateral will continue to be maintained, and that the priority thereof will not be affected, after giving effect to such action or actions.

           At any time and from time to time, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lenders in respect of a majority in aggregate principal amount of Advances outstanding may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Borrower also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law; provided, however, that such authorization shall not be deemed to create a duty in the Collateral Agent. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, or any chattel paper, the Borrower shall immediately notify the Collateral Agent and shall duly endorse such note, instrument or chattel paper to the order of the Collateral Agent and deliver such note, instrument or chattel paper to the Collateral Agent promptly, and shall take such other actions and execute such other documents as may be required by law to perfect the Collateral Agent's interest in such note, instrument or chattel paper.

           The Borrower will warrant and defend the Collateral Agent's right, title and interest in and to the Collateral, for the benefit of the Secured Parties against the claims and demands of all Persons whomsoever.

           All authorizations in this Security Agreement for the Collateral Agent to endorse checks, instruments and securities and to execute, deliver and file financing statements, continuation statements, security agreements and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable so long as any Advances are outstanding; provided, however, the foregoing authorizations shall not create any duty or obligation on the part of the Collateral Agent other than those obligations set forth in this Agreement.

SECTION 6. COLLATERAL ACCOUNT.

           Establishment and Maintenance of Lockbox and Collateral Account. The Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Lockbox and in all proceeds thereof. The Lockbox shall be under the sole dominion and control of the Collateral Agent on behalf of the Secured Parties. The Collateral Agent agrees to cause the Lockbox Processor to sweep funds on an as available basis, from the Lockbox to the Collateral Account at least once each week. The Collateral Agent has established the following segregated accounts entitled (a) the "MF III Corp. Collection Account, The Chase Manhattan Bank, as Collateral Agent" (the "Collateral Account"). The Collateral Account shall be maintained in the State of New York in either (i) segregated trust accounts with the corporate trust department of The Chase Manhattan Bank or any replacement collateral agent or (ii) segregated deposit accounts with banks or trust companies (which may include the Collateral Agent or a replacement collateral agent) the short-term debt obligations of which are rated "A-1+" by S&P and the short-term deposits of which are rated no less than "Baa3" by Moody's. The Borrower shall have no right of withdrawal from the Collateral Account.

           Required  Deposits  to  the  Accounts.   (a)  The  following
amounts shall be paid to the Collateral Agent and deposited as follows:

           all amounts representing payments in respect of Designated Auto Loans (including, without limitation, all Recoveries, all late charges, all payments in respect of the Repurchase Price of Designated Auto Loans repurchased by Monaco in accordance with the Loan Acquisition Agreement and, subject to Section 4(a)(iii), all other Proceeds of the Collateral) shall be deposited in the Collateral Account;

           all amounts in respect of principal of Permitted
      Investments shall be deposited in the Collateral Account;

           all amounts representing Insurance Proceeds in respect of Designated Auto Loans shall be deposited in the Collateral
      Account;

           all amounts representing repossession proceeds in respect of Designated Auto Loans shall be deposited in the Collateral Account; and

           all other amounts paid to the Borrower under the Program Documents, other than indemnity payments made to the Borrower in respect of Designated Auto Loans, and all investment earnings on Permitted Investments shall be deposited in the Collateral Account.

           The Collateral Agent is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any check or any other instrument or security presented for deposit in the Collateral Account requiring the endorsement of the Borrower; provided, however, the foregoing authorizations shall not create any duty or obligation on the part of the Collateral Agent.

           Notwithstanding the foregoing provisions of this Section 6.02, if at any time the Borrower, Monaco or any Person on behalf of the Borrower or Monaco (including the Servicer under the Servicing Agreement), receives any proceeds or payments required to be deposited in the Collateral Account, all such amounts shall be held by the Borrower, Monaco or such other person as the agent of, and in trust for, the Collateral Agent and shall, forthwith upon receipt by and in any event no later than two Business Days following receipt by the Borrower, Monaco or such other Person, be turned over to the Collateral Agent for deposit to the Collateral Account, in the same form as received by the Borrower, Monaco or such other Person (and, if received in the form of a check, instrument or security requiring endorsement, duly endorsed on behalf of the Borrower, Monaco or such other Person to the order of the Collateral Agent).

           Right of Withdrawal from the Collateral Account. In furtherance of the security interest provided in Section 2, the Collateral Agent, acting on behalf of the Secured Parties, and the Borrower, agree (a) that the Collateral Account shall be maintained in the name of the Collateral Agent, (b) that the Collateral Account shall be subject to the exclusive dominion of the Collateral Agent and (c) that the Collateral Agent shall have the sole right of withdrawal from the Collateral Account. The Borrower, the Lender and the Servicer shall timely provide written remittance information to the Collateral Agent specifying payment instructions with respect to amounts payable pursuant to each provision of Section 6.04. The Collateral Agent shall have no liability to the Borrower, any Lender or any other Person for failure to pay funds to any Person in accordance with Section 6.04 in the absence of timely receipt of such written remittance instructions or in the event of any errors in such written remittance instructions.

           Application of Funds in the Collateral Account; Application of Proceeds of Realization on Collateral. (a) [Reserved].

           [Reserved].

           Except as specified in Section 4(a)(iii) above, the Collateral Agent shall apply all amounts held in the Collateral Account and the proceeds of any collection, recovery, receipt, appropriation, realization or sale of any Collateral (after deducting all reasonable costs and expenses of every kind incurred in any way relating to the exercise of rights of the Collateral Agent or the Initial Lender with respect to the Collateral, including reasonable attorney's fees and expenses) in the following order of priority (in accordance with the Monthly Servicer Report):

           to the Collateral Agent, an amount equal to all fees, costs and expenses owing to the Collateral Agent under this Agreement;

           to the Initial Lender, an amount equal to reasonable out-of-pocket costs and expenses incurred by the Initial Lender in its administration of the Program Documents;

           to the Servicer, an amount equal to all fees, costs and expenses owing to the Servicer under the Servicing Agreement;

           to the Lenders, pro rata, in the following order of priority: (A) an amount equal to all unpaid interest (calculated at the applicable Interest Rate as provided in the Credit
      Agreement) on, and (B) principal of, the Advances;

           to the discharge of all other obligations of the Borrower which are then due (or, to the extent such obligations have not yet matured, to be set aside and held in trust solely to satisfy such obligations, as and when they mature or otherwise become due) in an amount equal to such obligations; and

           to the Borrower, an amount equal to any funds remaining in the Collateral Account.

           Investment of Funds Deposited in Collateral Account. The Collateral Agent shall, in accordance with the provisions of this Section 6.05, invest and reinvest, at the written direction of the Borrower, in the Collateral Agent's own name or in the name of the Collateral Agent's nominee, collected funds in the Collateral Account in Permitted Investments which shall mature, or be redeemed at the option of the holder, prior to the respective dates when the money invested in such Permitted Investments is required for application in accordance with this Section 6. If there is no written direction from the Borrower collected funds in the Collateral Account will remain uninvested.

SECTION 7. DISPOSITIONS OF AUTO LOANS.

           The Collateral Agent at the written direction of the Initial Lender shall release from the lien of this Agreement any of the Designated Auto Loans held as Collateral upon a Collateral Disposition, a prepayment of Advances or a repurchase by the Borrower in accordance with the terms of the Credit Agreement and Monaco in accordance with the Loan Acquisition Agreement; provided, that the proceeds of any such Collateral Disposition, voluntary prepayment or repurchase (net of expenses and costs) have been deposited into the Loan Revenue Account for application in accordance with Section 6.04(c); provided, however, that, upon satisfaction of the conditions set forth in this Section 7, the Collateral Agent will release to or at the direction of SST the certificate of title with respect to a Designated Financed Vehicle subject to a Collateral Disposition within three Business Days of such request by SST. In addition, the Collateral Agent shall release Designated Auto Loans that have been repaid in full as provided in Sections 8.01 and 8.08(ii) hereof.

SECTION 8. THE COLLATERAL AGENT.

           Appointment. By accepting the benefits of the security interest granted herein, each Secured Party hereby irrevocably designates and appoints The Chase Manhattan Bank as the Collateral Agent of such Secured Party under this Security Agreement, and each such Secured Party irrevocably authorizes The Chase Manhattan Bank as the Collateral Agent for such Secured Party, to take such action on its behalf under the provisions of this Security Agreement and to exercise such powers and perform such duties as are; expressly delegated to the Collateral Agent by the terms of this Security Agreement together with such other powers as are reasonably incidental thereto but in each instance solely at the written instruction of the Lenders in respect of at least a majority in aggregate principal amount of Advances outstanding. Notwithstanding any provision to the contrary elsewhere in this Security Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Servicing Agreement, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Security Agreement or otherwise exist against the Collateral Agent. The Chase Manhattan Bank hereby accepts its appointment as Collateral Agent, subject to, and in reliance upon, the provisions of this Section 8.01.

           Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Security Agreement (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained herein or in the Loan Acquisition Agreement, the Servicing Agreement, the Credit Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement, the Loan Acquisition Agreement, the Servicing Agreement or the Credit Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency (except with respect to enforceability of this Agreement and the Servicing Agreement as it relates to the Collateral Agent) of this Agreement, the Loan Acquisition Agreement, the Servicing Agreement, the Lockbox Agreement, the Credit Agreement, the Advances or the Collateral or for any failure of the Borrower to perform its obligations hereunder or under the Loan Acquisition Agreement, the Servicing Agreement, the Lockbox, the Credit Agreement or the Advances. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the Program Documents, or to inspect the properties, books or records of the Borrower or the Servicer. Except for its duty to maintain possession of the Auto Loans and as set forth in this Agreement, the Collateral Agent shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Auto Loan, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority or for or with respect to the ability of the Auto Loans to generate the payments to be distributed to the Lender under the Credit Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the existence of any insurance thereon; the compliance by the Borrower, the Servicer or the Collection Agent with any covenant or the breach by the Borrower, the Servicer or the Collection Agent of any warranty or representation made under this Agreement or the Servicing Agreement or in any related document; the accuracy of any such warranty or representation; any investment of monies by the Collateral Agent in accordance with the terms of this Agreement or the Servicing Agreement or any loss resulting therefrom; the acts or omissions of the Borrower, the Servicer, the Collection Agent or any obligor; or any action of the Servicer or the Collection Agent taken in the name of the Collateral Agent.

           Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or Persons or upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or Monaco), independent accountants and other experts selected by the Collateral Agent not at its own expense. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Security Agreement unless it shall first receive such written advice or concurrence as it deems appropriate or it shall first be indemnified to its satisfaction (by one or more Secured Parties) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall be under no duty to inquire into or investigate the validity, accuracy or context of any such aforementioned document. The Collateral Agent may from time to time consult with legal counsel, independent accountants or other experts of its own selection, and not at its own expense, in the event of any disagreement, controversy, question or doubt as to the construction of any provision of this Agreement or any of its duties hereunder, and the Collateral Agent shall be fully protected in acting in good faith in reliance upon the advice or opinion of any such counsel, independent accountants or other expert.

           Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default under the Credit Agreement unless a Responsible Officer has received written notice from the Lenders of a majority in aggregate principal amount of Advances outstanding or the Borrower referring to this Security Agreement and describing such Event of Default.

           Non-Reliance on Collateral Agent. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to the Secured Parties, and no act by the Collateral Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents (or will be deemed to have represented at such time as such party becomes a Secured Party hereunder) to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to extend credit to the Borrower. Each Secured Party will, independently and without reliance upon the Collateral Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Security Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished by the Collateral Agent hereunder, the Collateral Agent shall have no duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agencies, attorneys-in-fact or affiliates.

           Successor Collateral Agent. The Collateral Agent may resign as collateral agent hereunder and under the Servicing Agreement upon 30 days' notice to the Borrower, the Servicer and the Lenders. The Collateral Agent may be removed at any time by the Borrower acting at the direction of, or with the consent of, the Lenders in respect of the majority in aggregate principal amount of the Advances outstanding if at any time the Collateral Agent shall fall to comply with its obligations under this Security Agreement. No such resignation or removal shall be effective unless and until a successor collateral agent has accepted appointment as such pursuant to this Agreement and in the case of a removal, any and all amounts then due to the Collateral Agent hereunder have been paid in full. If the Collateral Agent shall resign or be removed as collateral agent, then the Borrower shall appoint a commercial bank having a combined capital and surplus of at least $250,000,000, subject to supervision or examination by federal or state authority and having an established place of business in the United States as successor collateral agent for the Secured Parties upon (a) acceptance of such appointment by such successor collateral agent, (b) the approval of such appointment by the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding, and (c) the filing of any necessary amendments to any UCC financing statements to reflect such appointment. Such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor collateral agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent. Such successor collateral agent shall be entitled to amend any UCC financing statements and any other filings, recordation and declarations it deems advisable or necessary in connection with such termination and cancellation. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 8 and Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Security Agreement. Notwithstanding the foregoing, if no successor collateral agent shall be appointed as aforesaid, or if appointed, such successor shall not have accepted its appointment within thirty (30) days after resignation of the Collateral Agent, the Collateral Agent may petition a court of competent jurisdiction to make such appointment.

           Delivery of Collateral and Permitted Investments. All certificates representing or evidencing the Collateral and Permitted Investments from time to time shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall, in the case of the Collateral, be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Each Secured Party hereby appoints the Collateral Agent as its agent for the purpose of holding any Auto Loans and Permitted Investments. The Collateral Agent shall be the agent solely of the Secured Parties and shall not be the agent of the Borrower. The Collateral Agent shall not release possession of any Auto Loans or any documents related thereto except (a) upon receipt of a trust receipt substantially in the form attached hereto as Exhibit B obligating the Servicer to return same when the need therefor no longer exists, (b) upon receipt of written notification from the Servicer that the Designated Auto Loan has been paid in full, (c) in connection with a Collateral Disposition or prepayment in full of the Advances or (d) in connection with any repurchase by Monaco in accordance with the terms of the Loan Acquisition Agreement upon the receipt by the Collateral Agent of the Repurchase Price. Notwithstanding anything set forth in this Agreement or in any Program Document, the Collateral Agent shall follow the instructions of the Initial Lender and SST in delivering to SST, as agent for the Collateral Agent, any and all documents relating to the Designated Auto Loans (including certificates of title) and, upon such delivery, shall be relieved of its custodial responsibilities hereunder to hold such documents.

           Duties  and   Covenants  of   Collateral   Agent.   (a)  The
Collateral Agent undertakes to perform the duties as are set forth in this Agreement, including, without limitation:

           upon the written request of the Borrower and/or the Servicer, providing information reasonably within its possession and within reasonable time constraints regarding payments and receipt of funds from and to the Borrower and the Servicer;

           acting as custodian of all documents delivered to it related to the Collateral;

           depositing funds received by it, whether as proceeds of Advances, as collections on Designated Auto Loans, as proceeds of repossession or otherwise in accordance with the terms of this Agreement;

           making payments from amounts held in the Collateral Account, whether to the Servicer, to the Borrower or otherwise based solely upon timely receipt of remittance information from the Borrower, the Lenders or the Servicer in accordance with the terms of this Agreement;

           upon the request of the Servicer, providing information reasonably within its possession and within reasonable time constraints regarding servicing, repossession and insurance with respect to the Auto Loans to the Servicer;

           providing  the  collateral   agent  report  to  the  Initial  Lender,
      substantially in the form of Exhibit C hereto, with respect to the Designated Auto Loans on or before the fifteenth day of each month (or if such fifteenth day is not a Business Day, the next succeeding business day), except in the case where the seventh Business Day of such month falls on or after the eleventh day of the month, in which case, the collateral agent report shall be provided on or before the seventeenth day of such month (or if such seventeenth day is not a Business Day, on the next succeeding Business Day); and

           performing the duties contained in Section 2.06(a) and 2.06(b) of the Credit Agreement.

           The Collateral Agent covenants and agrees that it will:

           not directly or indirectly create, incur, assume or suffer to exist any Lien against the Collateral or any part thereof other than as set forth herein;

           upon receipt of written notice and request for release in the form of Exhibit B of the Servicing Agreement from the Servicer that a Designated Auto Loan has been paid in full (to the extent such amounts have been deposited in the Loan Revenue Account), or as otherwise permitted pursuant to (b), (c) and (d) of Section 8.07 hereof, execute and return to the Servicer documents prepared and furnished to the Collateral Agent by the Servicer as shall be necessary to release the lien over the Designated Financed Vehicle;

           upon receipt pursuant to the Servicing Agreement of the Servicer Report, annual financial statements or monthly compliance statements, promptly forward a copy of such documents to the Lender;

           determine whether officer's certificates and opinions of counsel delivered pursuant to the Servicing Agreement comply in form with the Servicing Agreement and in making such determination the Collateral Agent may request timely direction from the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding);

           upon the written direction of a Lender, request from the Servicer certification evidencing the fidelity bond and insurance coverage required by the Servicing Agreement and upon receipt shall forward such certification to the Lender and the Borrower;

           upon receipt from the Servicer of a written notice of cancellation or modification of the fidelity bond and insurance coverage required by the Servicing Agreement, promptly forward a copy of such notice to the Lender and the Borrower;

           upon the written direction of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), consent to a change in business, merger, consolidation or disposition of assets of the Servicer;

           upon a Responsible Officer obtaining actual knowledge of the occurrence of a change in business, merger, consolidation or disposition of assets by the Servicer, promptly give notice of such event to the Lender and the Borrower and, if notified by the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), that such occurrence constitutes a breach or default by the Servicer under the terms of the Program Documents and directed to do so by the Initial Lender terminate the responsibilities of the Servicer, in accordance with the Servicing Agreement; and;

           upon the written direction of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), deliver notice to the Servicer stating that a Servicer Event of Default has occurred and thereby terminate the responsibilities of the Servicer under the Servicing Agreement.

           Annual Report and Quarterly Certificate. (a) If the Collateral Agent's rating should fall below A+, the Collateral Agent shall deliver to the Lender as soon as available, but in any event within 120 days after the end of each of its fiscal years, a consolidated and consolidating balance sheet of it or its parent and its subsidiaries, if any, as at such last day of the fiscal year, consolidated statements of income and retained earnings and statements of cash flow, for each such fiscal year, each prepared in accordance with generally accepted accounting principles, in reasonable detail, and as to the consolidated statements, certified without qualification by an independent public accountant, who may also render other services to the Collateral Agent or any of its affiliates, and certified, as to the consolidating statements, by the chief financial officer of the Collateral Agent, as fairly presenting the financial position and the results of operations of the Collateral Agent as at and for the year ending on its date and as having been prepared in accordance with generally accepted accounting principles.

           If the Collateral Agent's rating should fall below A+, the Collateral Agent shall deliver to the Lender by the fifth Business Day following the end of each fiscal year an Officer's Certificate stating, as to each signer thereof, that (a) a review of the activities of the Collateral Agent during the preceding fiscal quarter and of performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Collateral Agent has fulfilled all its obligations under this Agreement throughout such fiscal quarter, or, if there has been a default in the fulfillment of any such obligation, or if an event has occurred that with notice or lapse of time or both would become a default under this Agreement specifying each such default or event known to such officer and the nature and status thereof and remedies therefor being pursued.

           Reserved.

           Instructions of the Lender. Whenever the Collateral Agent is required to consent to any action hereunder or under the Servicing Agreement, the Collateral Agent shall so notify the Lenders and shall act in accordance with the written instructions of Lenders holding 51% of Advances outstanding.

           Appointment of Subcollateral Agent. The Collateral Agent may appoint one or more Subcollateral Agents to hold all or a portion of the Collateral on behalf of the Secured Parties. Such appointment is subject to the prior written consent of the Initial Lender. Following such appointment, to the extent the context requires, all references to the Collateral Agent shall be deemed to include the Subcollateral Agent.

SECTION 9. AMENDMENTS AND WAIVERS.

           With the written consent of the Lenders in respect of a majority in aggregate principal amount of Advances outstanding, the Collateral Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provision to this Security Agreement or changing in any manner the rights of the Collateral Agent or the Borrower hereunder, and, with the written consent of the Lenders in respect of at least a majority in aggregate principal amount of Advances outstanding, the Collateral Agent on behalf of the Secured Parties may execute and deliver to the Borrower a written instrument waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Security Agreement; provided, however, that no such waiver and no such amendment, supplement or modification shall (a) amend the definition of Secured Parties or amend, modify or waive any provision of Section 6 hereof or this Section 9 without the written consent of each Secured Party whose rights under this Security Agreement would be affected thereby or (b) amend, modify or waive any provision of Section 8 or otherwise alter the duties, rights or obligations of the Collateral Agent without the written consent of all the Secured Parties. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Secured Parties and shall be binding upon the Borrower, the Secured Parties and the Collateral Agent.

           In executing any supplement, amendment or modification of this Security Agreement, the Collateral Agent shall be entitled to receive and shall be fully protected in relying upon an opinion of counsel stating that the execution of such supplement, amendment or modification is authorized or permitted by this Section 9. The Collateral Agent may, but shall not be obligated to, enter into any such supplement, amendment or modification that affects the Collateral Agent's own rights, duties or immunities under this Security Agreement or otherwise.

           The Borrower and the Secured Parties agree not to execute any supplement, amendment or modification to any Program Document to which the Collateral Agent is not a party, without the prior written consent of the Collateral Agent, if the effect of such supplement, amendment or modification would be to affect the Collateral Agent's rights, duties, or immunities under this Security Agreement, and they agree to promptly forward to the Collateral Agent any such supplement, amendment or modification.

SECTION 10.       NOTICES.

           Unless otherwise expressly provided herein, all notices, instructions, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of facsimile notice, when sent, confirmation received, addressed as follows, or to such other addresses as may be hereafter notified by the respective parties hereto:

      The Borrower:

           MF Receivables Corp. III
           370 17th Street, Suite 5060E
           Denver, Colorado 80202

           Attention:  President
           Telecopy:  (303) 405-6496

      The Collateral Agent:

           The Chase Manhattan Bank
           450 West 33rd Street
           15th Floor
           New York, New York 10001

           Attention:  Structured Finance Services
           Telecopy:  (212) 946-8552

To the Lenders at the address as the Lenders shall have furnished to the Borrower (with a copy to the Collateral Agent) in writing;

provided, that any notice to or upon the Borrower shall be deemed to have been duly given or made as aforesaid when so given or made to the Borrower whether or not any other party indicated above as the recipient of a copy thereof shall have received a copy of each notice.

SECTION 11.       LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT
                  OF COLLATERAL.

           Except as set forth herein and beyond the safe custody thereof, the Collateral Agent shall not have any duty as to any Collateral in its possession or control or the possession or control of any agent or nominee of it or any income thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall not in any way be liable by reason of any insufficiency in the Collateral Account unless it is determined by a court of competent jurisdiction that the Collateral Agent's gross negligence or willful misconduct was the primary cause of such insufficiency.

SECTION 12.       SEVERABILITY.

           Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidation of the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 13.       NO WAIVER; CUMULATIVE REMEDIES.

           Neither the Collateral Agent nor the Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Collateral Agent on behalf of the Secured Parties, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or the Secured Parties would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent or the Secured Parties any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

SECTION 14.       PAYMENT OF EXPENSES AND TAXES.

           The Borrower hereby agrees to pay to the Collateral Agent a fee for its services hereunder equal to the Collateral Agent Fee. The Borrower agrees to pay, indemnify, and to hold the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Security Agreement, and any such other documents, and to pay, indemnify, and hold the Collateral Agent and its officers, directors, shareholders, employees, agents and representatives harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security Agreement and any such other documents (including, but not limited to, those incurred by any negligent act or negligent omission to act of the Collateral Agent) (all the foregoing, collectively, the "indemnified liabilities"); provided, that the Borrower shall not be liable to the Collateral Agent for any (i) losses incurred by the Collateral Agent as a result of the fraudulent actions, misrepresentations, gross negligence or willful misconduct of the Collateral Agent or (ii) losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal income, state or local income or franchise taxes, or any other taxes imposed on or measured by gross or net income, gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Collateral Agent with respect to its receipt of the Collateral Agent Fee hereunder (including any liabilities, costs or expenses with respect thereto). Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damages whatsoever (including but not limited to lost profits). The obligations of the Borrower under this Section 14 shall survive the termination of this Security Agreement and the discharge of the other obligations of the Borrower hereunder and also shall survive the resignation or removal of the Collateral Agent hereunder.
           Promptly after receipt by the Collateral Agent of notice of the commencement of any action, such Collateral Agent shall, if a claim in respect thereof is to be made against the Borrower under this Section 14, notify the Borrower in writing of the commencement thereof, but the omission so to notify the Borrower will not relieve the Borrower from any liability which it may have to the Collateral Agent except to the extent the Borrower is prejudiced thereby. In case any action is brought against the Collateral Agent, and it notifies the Borrower of the commencement thereof, the Borrower will be entitled to appoint counsel satisfactory to the Collateral Agent to represent the Collateral Agent in such action; provided, however, that, if the defendants in any action include both the Collateral Agent and the Borrower and the Collateral Agent shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Borrower, the Collateral Agent shall have the right to select separate counsel to defend such action on behalf of it. Upon receipt of notice from the Borrower to the Collateral Agent of its election so to appoint counsel to defend such action and approval by the Collateral Agent of such counsel, the Borrower will not be liable to the Collateral Agent under this Section 14 for any legal or other expenses subsequently incurred by the Collateral Agent in connection with the defense thereof unless (i) the Collateral Agent shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the Borrower shall not have employed counsel satisfactory to the Collateral Agent to represent the Collateral Agent within a reasonable time after notice of commencement of the action or (iii) the Borrower has authorized the employment of counsel for the Collateral Agent at the expense of the Borrower; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

           If the indemnification provided for in this Section 14 is unavailable or insufficient to hold harmless the Collateral Agent under subsection (a) or
(b) above, then the Borrower shall contribute to the amount paid or payable by the Collateral Agent as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Borrower on the one hand and the Collateral Agent on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Borrower on the one hand and the Collateral Agent on the other in connection with the actions or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The Collateral Agent and the Borrower agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (c). The amount payable by the Borrower as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by the Collateral Agent in connection with investigating or defending any action or claim which is the subject of this subsection (c). No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           The  obligations of the Borrower and the Collateral  Agent under this
Section 14 shall be in addition to any liability which each of them may otherwise have.

           The agreement, indemnities and other statements of the parties hereto in or made pursuant to this Section 14 will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in this Section 14. The provisions of this
Section 14 shall survive the termination or cancellation of this Agreement.

SECTION 15.       SUCCESSORS AND ASSIGNS; GOVERNING LAW.

           This Security Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, the Secured Parties and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 16.       RESERVED

SECTION 17.       BANKRUPTCY PETITION AGAINST THE BORROWER.

           The Collateral Agent hereby covenants and agrees that, until the date which is one year and one day after the payment in full of the Advances, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 18.       MISAPPLICATION OF FUNDS.

           The Collateral Agent agrees that any funds incorrectly paid to it by the Borrower shall be promptly returned to the Borrower upon receipt of written notice from the Borrower that such funds were incorrectly paid to the Collateral Agent prior to the Collateral Agent's transfer of such funds in accordance with this Agreement. The Collateral Agent shall be completely protected against any liability for returning such funds in reliance on such written notice that funds were incorrectly paid.

SECTION 19.       COUNTERPART SIGNATURES.

           This Agreement may be executed and delivered to you simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 20.       THIRD PARTY BENEFICIARY.

           For all purposes of this Agreement, each of the Lenders shall be a third party beneficiary of the agreements and covenants herein contained.

SECTION 21.       STATUS OF COLLATERAL AGENT.

           The parties hereto acknowledge and agree that upon payment in full of all amounts owing under the Credit Agreement and the release of the Secured Parties' security interest in the Collateral, the rights of the Collateral Agent to indemnification and payment of its fees and expenses under this Agreement shall continue.

SECTION 22.       ACTS OF LENDERS.

           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Collateral Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 22.

           The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Collateral Agent deems sufficient.

           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender shall bind the Lender in respect of anything done, omitted or suffered to be done by the Collateral Agent in reliance thereon, whether or not notation of such action is made upon the applicable Note.

           IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

                               MF RECEIVABLES CORP. III

                               By:
                                      Name:
                                     Title:


                               MONACO FINANCE, INC.

                               By:
                                      Name:
                                     Title:


                               THE CHASE MANHATTAN BANK,
                               as Collateral Agent

                               By:
                                      Name:
                                     Title:


Acknowledged as of this
   29th day of July, 1999

DAIWA FINANCE CORP.,
      as Initial Lender

By:             ..........
      Name:
      Title: